LEGG MASON CLASSIC VALUATION FUND

    Supplement to the Institutional Class Prospectus dated February 28, 2004


The thirteenth and fifteenth paragraphs of the section entitled "How To Invest" beginning on Page 7 of the prospectus are hereby deleted. (The thirteenth paragraph begins with: "The fund and Legg Mason reserve the right....")

                                                               * * * * *


The fifth paragraph of the section entitled "How To Sell Your Shares" beginning on Page 10 of the prospectus is replaced in its entirety with the following:

       Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in good order. Payment of redemption proceeds of shares that were recently purchased by check or acquired through reinvestment of distributions paid on such shares may be delayed for up to ten days from the purchase date until the check has cleared.

The paragraph being replaced begins with: "Payment of redemption proceeds normally will be made...."

                                    * * * * *


The following paragraphs are added to the section entitled "Other" on Page 13 of the prospectus:

       The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, because the fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice when the fund detects a pattern of excessive trading. Although shareholder transactions are monitored for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.


       The fund also reserves the right to:

o        suspend the offering of shares for a period of time;

o redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of the fund);

o waive the minimum investable assets requirement or the minimum initial investment for certain investors; and

o delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days or suspend redemptions only as permitted by the Securities and Exchange Commission ("SEC").

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The third paragraph of the section entitled "Exchange privilege" on page 12 of the prospectus is replaced in its entirety with the following:

       The fund reserves the right to terminate or modify the exchange privilege after 60 days' written notice to shareholders.

The paragraph being replaced begins with: "The fund reserves the right to:" and includes the subsequent two bullet pointed phrases.

                     This supplement is dated May 5, 2004.
  You should retain this supplement with your prospectus for future reference.